UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                   December 5, 2008

ING Global Advantage and Premium Opportunity Fund

(Exact name of registrant as specified in its charter)

Delaware	811-21786	20-3379510
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(800) 992-0180

(none)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On December 5, 2008, ING Global Advantage and Premium Opportunity Fund (NYSE: IGA) (“Fund”), a closed-end fund, issued a press release in connection with the authorization by the Fund’s Board of Trustees of an open-market share repurchase program pursuant to which the Fund may purchase, over the period ending December 31, 2009, up to 10% of its stock, in open-market transactions.

Item 9.01       Financial Statements and Exhibits

(d)  Exhibits

The following Exhibit is filed as part of this Report.

Exhibit No.	Description

99.1	ING Global Advantage and Premium Opportunity Fund Press Release dated December 5, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ING Global Advantage and Premium
Opportunity Fund

Dated: December 5, 2008	By:	/s/ Todd Modic
Name: Todd Modic
Title: Senior Vice President, Chief/
Principal Financial Officer and
Assistant Secretary

EXHIBIT INDEX

Exhibit 99.1	ING Global Advantage and Premium Opportunity Fund Press Release dated December 5, 2008.